EXHIBIT 10.40

Subscription Agreement Number:	March , 2003

Issued to:

SUBSCRIPTION AGREEMENT

in connection with

RATEXCHANGE CORPORATION

Offering of

a minimum 50 Units at

$50,000 per Unit

each Unit consisting of

250,000 Shares of Series B

Convertible Preferred Stock

and

one Class B Warrant to purchase

62,500 shares of common stock.

Ratexchange Corporation

100 Pine Street, Suite 500

San Francisco, CA 94111

(415) 274-5650

NOTICES

NONE OF THE UNITS, PREFERRED STOCK OR WARRANTS INCLUDED IN THE UNITS OR THE SECURITIES UNDERLYING PREFERRED STOCK OR WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THESE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER AND/OR THE OTHER INFORMATION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER AND/OR THE OTHER INFORMATION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. CONSEQUENTLY, THE UNITS SHOULD BE CONSIDERED FOR PURCHASE AS A LONG-TERM INVESTMENT ONLY.

THE UNDERSIGNED SHOULD NOT CONSTRUE THE INFORMATION DOCUMENTS OR ANY COMMUNICATIONS IN CONNECTION THEREWITH AS LEGAL, TAX OR FINANCIAL ADVICE AND, ACCORDINGLY, MUST CONSULT HIS OWN LEGAL, ACCOUNTING AND/OR FINANCIAL ADVISERS WITH RESPECT TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

UNITS SHOULD NOT BE PURCHASED BY ANY INVESTORS SEEKING TAX ADVANTAGES. THIS INVESTMENT IS NOT A TAX SHELTER SINCE IT DOES NOT PROVIDE DEDUCTIONS WHICH WOULD BE AVAILABLE TO

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REDUCE INCOME FROM OTHER SOURCES. ACCORDINGLY, A DECISION TO PURCHASE THE UNITS SHOULD BE BASED SOLELY ON THE UNDERSIGNED’S EVALUATION OF THE ECONOMIC CONSIDERATIONS OF THE TRANSACTION.

THE INFORMATION DOCUMENTS ARE FOR THE SOLE USE OF, AND CONSTITUTE AN OFFER ONLY TO, THE OFFEREE WHOSE NAME APPEARS ABOVE. ANY DISTRIBUTION OF THE INFORMATION DOCUMENTS, WHETHER IN WHOLE OR IN PART, TO ANY PERSON OTHER THAN SUCH OFFEREE AND HIS AUTHORIZED AGENTS, AND ANY REPRODUCTION OF THE INFORMATION DOCUMENTS OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, IS STRICTLY PROHIBITED. THE OFFEREE NAMED ABOVE, BY ACCEPTING DELIVERY OF THE INFORMATION DOCUMENTS, AGREES TO RETURN THE INFORMATION DOCUMENTS, TO THE COMPANY, IF SUCH OFFEREE DOES NOT UNDERTAKE TO PURCHASE THE SECURITIES OFFERED HEREBY.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION OR TO GIVE ANY INFORMATION WITH RESPECT TO THE COMPANY OR THE SECURITIES OFFERED HEREBY, EXCEPT THE INFORMATION CONTAINED HEREIN (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) OR IN THE EXHIBITS HERETO AND, IF MADE OR GIVEN, SUCH REPRESENTATION OR INFORMATION MUST NOT BE RELIED UPON. IN MAKING THE DECISION WHETHER TO INVEST, PROSPECTIVE INVESTORS SHOULD RELY ONLY ON INFORMATION CONTAINED IN THE INFORMATION DOCUMENTS OR IN THE EXHIBITS HERETO. NEITHER THE DELIVERY OF THE INFORMATION DOCUMENTS AT ANY TIME NOR ANY SALE MADE PURSUANT HERETO IMPLIES THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE SET FORTH ON THE COVER PAGE HEREOF.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. (SEE THE DESCRIPTION OF RISK FACTORS APPENDED HERETO AS AN EXHIBIT.) CONSEQUENTLY, ONLY PERSONS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT SHOULD CONSIDER THE PURCHASE OF THE UNITS. SUBSCRIBERS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FULLY FAMILIAR WITH, UNDERSTAND AND CAN BEAR SUCH RISKS, AND UNDERSTAND ALL OF THE TERMS OF THIS OFFERING.

THE INFORMATION DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY TO ANY PERSON WHO HAS NOT COMPLETED AND RETURNED A SUBSCRIPTION AGREEMENT AND A QUALIFIED PURCHASER QUESTIONNAIRE, OR TO ANY PERSON WHOSE PURCHASER REPRESENTATIVE, IF ANY, HAS NOT COMPLETED AND RETURNED A QUALIFIED PURCHASER REPRESENTATIVE QUESTIONNAIRE, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY.

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THE COMPANY IS MAKING THIS OFFERING ONLY TO QUALIFIED SUBSCRIBERS AND MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, REFUSE TO ACCEPT ANY SUBSCRIPTION. THE CONVERSION RATE OF PREFERRED STOCK AND THE EXERCISE PRICE OF THE WARRANTS HAVE BEEN ARBITRARILY DETERMINED BY THE COMPANY AND SHOULD NOT BE CONSTRUED AS AN INDICATION OF THE ACTUAL VALUE OF AN EQUITY INTEREST IN THE COMPANY. THE COMPANY RESERVES THE RIGHT TO WITHDRAW OR AMEND THE TERMS OF THIS OFFERING AT ANY TIME IN ITS SOLE AND ABSOLUTE DISCRETION, AND TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART.

THE INFORMATION DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY JURISDICTION IN WHICH SUCH SALE OR OFFER OR SOLICITATION WOULD BE PROHIBITED BY LAW.

THE COMPANY HEREBY EXTENDS TO EACH PROSPECTIVE INVESTOR THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, OFFICERS OF THE COMPANY CONCERNING THE INFORMATION DOCUMENTS AND TO OBTAIN ANY ADDITIONAL INFORMATION HE MAY CONSIDER NECESSARY IN MAKING AN INFORMED INVESTMENT DECISION TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE. ACCESS TO SUCH INFORMATION MAY BE OBTAINED BY DIRECTING REQUESTS TO THE COMPANY.

THE INFORMATION DOCUMENTS CONTAIN SUMMARIES OF THE TERMS OF CERTAIN DOCUMENTS, BUT REFERENCE IS HEREBY MADE TO THE ACTUAL DOCUMENTS WHICH MAY BE OBTAINED FROM THE COMPANY AT THE ADDRESS SET FORTH BELOW FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO. ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

THE COMPANY’S ADDRESS IS RATEXCHANGE CORPORATION, 100 PINE STREET, SUITE 500, SAN FRANCISCO, CALIFORNIA 94111-5101, ATTENTION: D. JONATHAN MERRIMAN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER. ITS TELEPHONE NUMBER IS 415-274-5650 AND ITS FACSIMILE NUMBER IS 415-274-5669.

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SUBSCRIPTION AGREEMENT

AND INVESTMENT LETTER

March     , 2003

To the Board of Directors

Ratexchange Corporation

100 Pine Street, Suite 500

San Francisco, CA 94111

RE: Subscription to Purchase Units of Ratexchange Corporation

Gentlemen:

This will acknowledge that the undersigned hereby agrees to irrevocably purchase from Ratexchange Corporation (the “Company” or “RTX”),              unit(s) (collectively the “Units”) at a price of $50,000 per Unit. RTX is a corporation organized under the laws of the State of Delaware in 1987 under the name Venture World, Ltd. In 1999 it changed its name to NetAmerica.com Corporation and on April 24, 2000 it changed its name to Ratexchange Corporation. The Company had no material operations prior to 1999. The Unit(s) to be purchased by the undersigned is (are) part of a private placement of securities (the “Offering”) by the Company of a minimum 50 units, which is being made only to “accredited investors” as defined herein.

Each Unit will consist of two hundred and fifty thousand (250,000) shares of Ratexchange Corporation Series B Convertible Preferred stock (collectively the “Preferred Stock”) and one Class B Warrant to purchase 62,500 shares of Ratexchange Corporation common stock (collectively the “Warrants”). Each warrant share of the Company’s common stock will have a par value of $0.0001 and each warrant share may be purchased for $0.30 (the “Exercise Price”). The Warrants will have a term of three years, unless the closing sale price for the common stock of the Company has closed at or above $0.90 for ten consecutive trading days. At such time the holders will receive 30 days notice upon which to exercise the Warrants prior to termination.

Holders of the Preferred Shares will be entitled to receive a dividend at the rate of three percent (3%) per annum based on the number of shares of Series B Preferred Stock then held on the last day of each quarter of the Company’s fiscal year, beginning on June 30, 2003. The dividend will be paid in cash. Such dividends shall accrue and accumulate until paid.

Each share of Preferred Stock shall be convertible, at the option of the holder, at any time after the date of issuance, into an equal number of shares of common stock. However, the Preferred Stock will automatically convert into an equal number of shares of common stock if the closing sale price for the common stock of the Company has closed at or above $0.60 for ten consecutive trading days.

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

For a complete description of the terms of the Warrants please see Exhibit B, appended hereto. For a complete description of the terms of the Preferred Stock please see the Certificate of Designation of Series B Preferred Stock, appended hereto as Exhibit C.

The Company shall file a registration statement on Form S-3 for the common stock that underlies the Series B Convertible Preferred stock and Class B Warrants (collectively, the “Underlying Shares”) with the Securities and Exchange Commission (the “Commission”) within 90 days of the closing of the financing and use its reasonable best efforts to have such registration statement declared effective. The Company will also grant the Unit purchasers certain “piggyback” registration rights with respect to these securities. Should the Company fail to file a registration statement listing the Underlying Shares with the Commission within 90 days of the closing of the financing, the holder of each Unit shall be entitled to receive a Series B Warrant to purchase a number of shares of the Company’s common stock equal to ten (10%) percent of the aggregate number of Preferred Shares purchased by the holder in this financing, with a term of three years and an exercise price equal to the closing price of the Company’s common stock on the American Stock Exchange on the 90th day following the closing of this financing.

Should the Securities and Exchange Commission fail to declare the Company’s Form S-3 Registration Statement effective on or before the 180th day after the Closing, the annual dividend rate payable on the Preferred Stock will be increased from 3.00% to 9.00% for the period of time from the 181st day after Closing until the Company’s registration statement is declared effective. Upon the Securities and Exchange Commission declaring the registration statement effective, the annual dividend rate will return to 3.00%. Dividends will be paid quarterly in cash, regardless of which dividend rate is applied.

For a complete description of the terms of the Registration Rights please see Exhibit D, appended hereto.

The minimum number of Units that must be sold in order to make the Offering effective will be 50 Units. All funds received will be held in escrow and will be remitted directly to the Company upon closing of the financing. The Company reserves the right, in its complete discretion, to sell fractions of a Unit and to sell additional Units if demand is present.

If all of the Units are sold, the Company will receive gross proceeds of two and one half million dollars ($2,500,000). See the Schedule of Use of Proceeds appended hereto as Exhibit E.

An executed copy of this Subscription Agreement and Investment Letter and the Purchaser Questionnaire appended hereto as Exhibit A shall be delivered to the Company.

Upon the Company’s acceptance of the Subscription Agreement and Investment Letter, PAYMENT FOR THE UNITS SHALL BE MADE BY CHECK OR ELECTRONIC WIRE TRANSFER PAYABLE IN ACCORDANCE WITH INSTRUCTIONS FROM THE COMPANY and delivered to the Escrow Agent.

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

Each closing of the purchase and sale of the Units following acceptance by the Company of subscriptions, as evidenced by the Company’s execution of the applicable Subscription Agreements, shall take place at the offices of the Company.

Although the Common Stock is listed for trading on the AMEX under the symbol “RTX,” there is no public market for the Units, Preferred Shares or the Warrants and it is not anticipated that a public trading market for them will ever develop. In addition, the market for the Common Stock has been limited. The Company intends to file a registration statement with the Commission covering the Underlying Shares, but no representation is made that the Commission will declare the filing effective. In the event, however, that the registration statement is declared effective, no assurance can be given that the Underlying Shares will be readily tradable. ACCORDINGLY, THE UNDERSIGNED UNDERSTANDS AND ACKNOWLEDGES THAT, EVEN AFTER THE TERMINATION OF THE RESALE RESTRICTION PERIODS ON THE UNITS, THE UNDERLYING SECURITIES AND THE UNDERLYING SHARES NOTED BELOW, AND/OR THE UNDERLYING SHARES ARE REGISTERED, HE MAY BE UNABLE TO RESELL THESE SECURITIES FOR A SIGNIFICANT PERIOD OF TIME, IF EVER.

The undersigned acknowledges that the Unit(s), the Preferred Shares and Warrants (the “Underlying Securities”) he is purchasing, including any Underlying Shares he may receive upon conversion of the Preferred Shares and/or exercise of the Warrants, have not been registered under the Securities Act or qualified under applicable state securities laws and that the transferability thereof is restricted by the registration provisions of the Act as well as such state laws. Based upon the representations and agreements being made by him herein, the Units and Underlying Securities are being sold to him pursuant to an exemption from such registration provided by Section 4 (2) of the Act and Rule 506 promulgated thereunder and applicable state securities law qualification exemptions. The undersigned further acknowledges that the basis for these exemptions may not be available if, notwithstanding such representations, he only intends to hold these securities for a fixed or determinable period in the future, or until the market price rises or falls. The undersigned represents and warrants that he does not have any such intention. The undersigned agrees that the documentation representing the Underlying Securities to be received by him, as well as the certificates representing any Underlying Shares, will bear a legend indicating that transfer of these securities is restricted by reason of the fact that they have not been so registered or qualified, and that the Company will place stop-transfer instructions with the transfer agent of its securities with respect to any Underlying Shares registered in the name of the undersigned or beneficially owned by him.

The undersigned represents that he is acquiring the Unit(s) and Underlying Securities, and will acquire any Underlying Shares, solely for his own account as principal and not as a nominee or agent, for investment purposes only and not with a view to resale or other distribution or fractionalization thereof, or with the intention of selling, transferring or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring or disposing of them upon full compliance with

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

all applicable provisions of the Act, the Securities Exchange Act of 1934 (the “Exchange Act”), the Rules and Regulations promulgated by the Commission thereunder, and any applicable state securities laws. The undersigned further understands and agrees that (i) these securities may be sold only if they are subsequently registered under the Act and qualified under any applicable state securities laws or, in the opinion of the Company’s counsel, an exemption from such registration and qualification is available; (ii) any routine sales of these securities made in reliance upon Rule 144 promulgated by the Commission under the Act, can be effected only in the amounts set forth in and pursuant to the other terms and conditions, including applicable holding periods, of that Rule; and (iii) the Company is under no obligation to assist him in complying with any exemption from registration under the Act, or, except as otherwise set forth herein and in the Certificate of Designation of Series B Preferred Stock and Series B Warrant attached hereto as Exhibits, to register the Units, the Preferred Stock, the Warrants or the Underlying Shares on his behalf.

The undersigned represents and warrants that he has received (i) a copy of the form of the Warrant appended hereto as Exhibit B; (ii) a copy of the form of the Certificate of Designation of Series B Preferred Stock appended hereto as Exhibit C; (iii) a copy of the Registration Rights Agreement appended hereto as Exhibit D; (iv); a Schedule of the Use of Proceeds of this Offering appended hereto as Exhibit E; (v) a copy of the Company’s Form 10-Q for the quarterly period ended September 30, 2002 appended hereto as Exhibit F; (vi) a copy of the Company’s Form 10-K for fiscal year 2002 (contained in the 2002 Annual Report) appended hereto as Exhibit G; (vii) a copy of the Company’s Proxy Statement for the Year 2002 Annual Meeting of Stockholders appended hereto as Exhibit H; (viii) a copy of the Company’s fully diluted Capitalization Table appended hereto as Exhibit I; and (ix) a Description of Risk Factors relating to the Company and this Offering appended hereto as Exhibit J; (all of the foregoing documents and the Subscription Agreement collectively are herein referred to as the “Information Documents”) and that he has read and understood all of these documents. In addition, the undersigned is aware that the Company files annual, quarterly and special reports, proxy statements and other information with the Commission and he can access these filings on the Commission’s Internet site, which is http://www.sec.gov.

The undersigned acknowledges that he has been granted a reasonable time prior to the date hereof, during which he has had the opportunity to obtain such additional information, as he deemed necessary to permit him to make an informed decision with respect to the purchase of his Unit(s). He also represents and warrants that he (i) has reviewed such other documents and obtained such other information from the Company as he deems necessary in order for him to make an informed investment decision; (ii) has had access to all relevant documents, instruments, books, and other records of or pertaining to the Company and has had the opportunity to ask questions of and receive answers from management and other representatives of the Company; and (iii) is fully aware of the current business prospects, financial condition, and operating history as set forth herein and in the Information Documents relating to the Company. Except as may be provided in this Subscription Agreement and Investment Letter and in the other Information Documents, he warrants that no representations, statements or inducements

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

were made to him to purchase the Unit(s) and in subscribing for the Unit(s) he is not relying upon any representations other than those contained herein or in the other Information Documents.

The undersigned understands that this Subscription Agreement and Investment Letter and the other Information Documents, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding future cash requirements, sales forecasts, and profit and loss, cash flow and balance sheet projections. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, general economic and business conditions, industry capacity, industry trends, competition, litigation, the loss of any significant management personnel, the inability to acquire and retain significant customers, changes in business strategy or development plans, quality of management, availability, terms and deployment of capital, business abilities and judgment of personnel, availability of qualified personnel, changes in, or the failure to comply with, government regulations, and other factors referenced herein and in the other Information Documents.

THE UNDERSIGNED UNDERSTANDS THAT, BECAUSE OF THE SIGNIFICANT RISK FACTORS SET FORTH HEREIN OR IN THE OTHER INFORMATION DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE DESCRIPTION OF RISK FACTORS, IF THE OFFERING IS CONSUMMATED, HE COULD LOSE HIS ENTIRE INVESTMENT.

The undersigned also understands that the Company is a securities broker-dealer and investment bank focused on emerging growth companies and growth-oriented institutional investors. It provides sales and trading services primarily to institutions. The Company’s mission is to become a leader in the researching, advising, financing and trading of emerging growth equities. The Company has 44 employees and is headquartered in San Francisco with additional offices in Boston and Irvine, California. Our RTX Securities subsidiary is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

On November 20, 2002, the Company and Forsythe McArthur Associates Inc. (“FMA”) entered into an agreement wherein the Company purchased an option to restructure the terms of the Convertible Promissory Note held by FMA and dated September 1, 2001 (See Exhibit 10-33, attached to the Company’s Annual Report on Form 10K, filed March 28, 2002, SEC file no. 02592121.) The Company and FMA agreed to the following terms: 1. FMA currently holds a Convertible Promissory Note with principal sum of $5,949,042 and accruing interest at a rate equal to 9.0% per annum. The interest on the Convertible Promissory Note is payable quarterly, 2. The Company will pay interest on the Convertible Promissory Note for the fourth quarter of year 2002. The Company will not accrue or pay additional interest on the Convertible Promissory Note for the period

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

from January 1, 2003 through June 30, 2003, as described further below, 3. The Company will purchase an option from FMA in exchange for 500,000 shares of the Company’s common stock and registration rights on those shares (the “Option”). The Option will have a term beginning on November 20, 2002 and ending on June 30, 2003. Upon the Company’s exercise of the Option, the Convertible Promissory Note will be cancelled and FMA will receive the following restructured consideration in full and complete satisfaction of all obligations owed to it by the Company: a. $500,000 in cash; b. 2,000,000 shares of the Company’s common stock, including demand registration rights; and c. a new Promissory Note of principal sum equal to $1,000,000 bearing interest at 3.5% per annum payable quarterly in cash, maturing on December 31, 2005, 4. The 2,000,000 shares of the Company’s common stock will include a registration rights agreement wherein FMA will receive both piggyback and demand rights. The Company will file the appropriate registration statement with the Securities and Exchange Commission on or before June 30, 2003. The registration statement will include the 500,000 shares granted to FMA for the Option and the interest shares earned by FMA under the Restructure Agreement of October 4, 2001. The 2,000,000 shares included in the restructure consideration will be registered for resale if the Company exercises the Option, 5. Beginning on January 1, 2003 and ending on June 30, 2003, the Company will pay quarterly interest in cash to FMA based upon the terms of the new Promissory Note, i.e. 3.5% per annum against the principal sum of $1,000,000. Should the Company exercise the Option, no interest will be due or payable under the Convertible Promissory Note subsequent to December 31, 2002 and the restructure terms set forth in Point 3, will apply and continue through maturity of the new Promissory Note. The Company may pre-pay its obligation under the new Promissory Note at anytime prior to maturity without penalty. Should the Company not exercise the Option; the amount of interest paid to FMA during the Option Period will be credited against interest payments owed under the Convertible Promissory Note that will be paid on June 30, 2003.

RTX is authorized to issue 300 million shares of Common Stock. Of this amount, 23,067,546 shares are issued and outstanding as of March 6, 2003. Holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. They have no preemptive or other rights to subscribe for additional shares and the Common Stock has no redemption, sinking fund or conversion provisions. Each share of Common Stock is entitled to one vote on any matter submitted to the holders thereof and to equal rights in the assets of the Company upon liquidation subject to the prior rights of creditors and holders of any preferred stock. The outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

The shares of Common Stock have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the Directors of the Company. In such event, the holders of the remaining shares will not be able to elect any of the Directors. After the completion of this Offering but before the conversion of any Notes or exercise of any Warrants, the Company’s Directors and executive officers together with their affiliates, will own or control an aggregate of approximately 25% of the then outstanding Common Stock.

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

RTX has reserved an aggregate of 5 million shares of Common Stock for issuance to directors, officers and other key employees in the form of incentive or nonqualified stock options, stock appreciation rights, or restricted stock awards pursuant to its Ratexchange Corporation 2001 Stock Option and Incentive Plan (the “Plan”). Additionally, there are currently 13 million outstanding options to purchase Common Stock, most of which are exercisable. The exercise prices range from $0.34 per share to $7.00 per share.

The Company is authorized to issue 60 million shares of preferred stock, par value $0.0001 per share, (the “Preferred Stock”) of which 599,999 shares of non-redeemable Series A Convertible Preferred Stock (the “Series A”) are currently issued and outstanding. The Series A is convertible into Common Stock at the ratio of 1:1. Holders of the Series A are entitled to (i) dividends in kind at the rate of 6% per annum; (ii) a liquidation preference equal to $2.75 per share; (iii) one vote for each share of Common Stock into which the Series A is convertible; and (iv) nominate two directors as long as no less than 600,000 shares of Series A stock is outstanding.

For a complete description of the Company’s capitalization please see the Capitalization Table appended hereto as Exhibit I.

The Company’s amended certificate of incorporation authorizes the Board of Directors, without any vote or action by the holders of the Common Stock, to issue Preferred Stock from time to time in one or more series. The Board is authorized to determine the number of shares and to fix the powers, designations, preferences and relative, participating, optional or other special rights of any series of Preferred Stock. Issuances of Preferred Stock, if convertible into Common Stock, would be subject to the applicable rules of the AMEX or other markets in which the Common Stock is then quoted or listed for trading. Depending on the terms established by the Board, any or all series of Preferred Stock could have preference over the Common Stock with respect to dividends and other distributions and upon the liquidation of the Company as well as other matters.

If the Company issues any shares of Preferred Stock with voting powers, or it issues additional shares of Common Stock, the voting power of the currently outstanding Common Stock would be diluted.

The Delaware General Corporation Law may subject the Company to certain provisions which, subject to certain exceptions, require that, any business combination of the Company with a 15% or greater stockholder (an “Interested Stockholder”) or an affiliate thereof is prohibited for a period of three years following the time that such stockholder became an Interested Stockholder, unless at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the Interested Stockholder. These provisions could delay or frustrate the removal of incumbent directors or a change in control of the Company. The undersigned understands that the foregoing provisions could also discourage or make more difficult a merger or other type of corporate reorganization, whether or not management favors such transactions, even if it could be favorable to the interests of the stockholders.

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

OTC Stock Transfer, Inc. serves as the Company’s registrar and transfer agent for its Common Stock.

In connection with the subscription being made hereby the undersigned also warrants and represents that:

(a) If the undersigned is not an individual, it has not been organized for the purpose of purchasing the Unit(s);

(b) He has not received any general solicitation or advertising regarding the Offering or been furnished with any oral representation or oral information in connection with the Offering which is not set forth herein or in the other Information Documents;

(c) He has sufficient knowledge and experience of financial and business matters so that he is able to evaluate the merits and risks of purchasing the Unit(s) and has determined that the Unit(s) is (are) a suitable investment for him;

(d) He has the means to provide for his personal needs, possesses the ability to bear the economic risk hereunder indefinitely, and can afford a complete loss of his investment;

(e) He does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Unit(s) for which he is subscribing or any of the Underlying Securities or Underlying Shares;

(f) His overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his purchase of the Unit(s) will not cause such overall commitment to become excessive;

(g) He has carefully read and reviewed this Subscription Agreement and Investment Letter, the Certificate of Designation of Series B Preferred Stock, the form of the Warrant, the Description of Risk Factors, the Schedule of Use of Proceeds and the other Information Documents, and has asked such questions of the Company’s management and received from them such information as he deems necessary in order for him to make an informed decision with respect to the purchase of the Unit(s);

(h) He understands that the Company will prohibit the transfer of the undersigned’s Unit(s), Underlying Securities and Underlying Shares absent full compliance with the Securities Act, the Exchange Act and all applicable state securities laws, as described herein;

(i)              (insert name of Purchaser Representative: if none, leave blank) has acted as the undersigned’s Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), he has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Unit(s) for the undersigned in particular, and is aware that the Purchaser Representative may be receiving compensation from the Company in connection with the services being performed by such Purchaser Representative for the undersigned relating to his purchase of the Unit(s);

(j) He has had substantial experience in previous private and public purchases of speculative securities and is not relying on the Company and/or any of their respective affiliates or attorneys with respect to economic or other considerations involved in this investment; and

(k) He has reviewed carefully the definition of “accredited investor” as set forth below, and the particular subparagraph or subparagraphs by which the undersigned qualifies as such is (are) checked by him below.

Definition of Accredited Investor

The undersigned represents that he is an “accredited investor” as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act as follows (CHECK APPLICABLE BOXES):

☐	(a) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000; any private business development company as defined in Section 202 (a) (22) of the Investment Advisers Act of 1940; any organization described in Section 501 (c) (3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506 (b) (2) (ii) of Regulation D;

☐	(b) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

☐	(c) Any natural person who had an individual income in excess of $200,000 or, with that person’s spouse a joint income in excess of $300,000

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

in each of the two most recent years and who reasonably expects an income in excess of $200,000, or $300,000 with that person’s spouse, in the current year;

☐	(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

☐	(e) Any entity in which all of the equity owners are accredited investors under any of the paragraphs above.

In connection with the foregoing representations the undersigned has appended hereto as Exhibit A, a Purchaser Questionnaire which he has completed and executed. He represents and warrants that the information set forth therein as well as all other information which he is furnishing to the Company with respect to his financial condition and business and investment experience is accurate and complete as of the date hereof and he covenants that, in the event a material change should occur in such information, he will immediately provide the Company with such revised or corrected information.

All notices, requests, demands and other communications under this Subscription Agreement shall be in writing and shall be deemed to have been given only when delivered in person or, if mailed, when mailed by certified or registered mail prepaid, to the parties at their respective addresses set forth herein, or at such other address as may be given in writing in future by either party to the other.

The undersigned acknowledges and agrees that:

(a) He has full power and authority to enter into this Agreement which, upon his execution, will constitute a valid and legally binding obligation by him;

(b) Notwithstanding prior receipt by him of notice of acceptance of his subscription, the Company may, in its sole discretion (i) reject this Subscription Agreement in whole or in part; and (ii) accept subscription agreements other than in the order received;

(c) If for any reason this Offering does not close or the undersigned’s subscription is not accepted by the Company, the undersigned shall have no claims against the Company or its respective officers, directors, employees or affiliates and shall have no interest in the Units, the Underlying Securities, the Underlying Shares or the Company;

(d) He shall indemnify and hold harmless the Company and its respective officers, directors, employees, affiliates and attorneys against any loss, liability, claim, damage or expense, (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim) arising out of or based upon any false representation or warranty

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

or breach or failure to comply by the undersigned with any covenant or agreement made by him herein or in any other document provided by him to any of the foregoing in connection with this transaction;

(e) The representations, warranties, covenants and agreements made by the undersigned set forth herein shall survive the closing of the Offering;

(f) Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought;

(g) This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California applicable to contracts made and to be performed entirely within such State. Any action, suit or proceeding in connection with this Agreement may be brought in a court of record of the State of California, the City and County of San Francisco, or in the United States District Court for the Northern District of California, with the parties hereto hereby consenting and submitting to the jurisdiction thereof.

(h) This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument;

(i) Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of each undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made and binding upon such undersigned and his heirs, executors, administrators, successors, legal representatives and assigns;

(j) This Subscription Agreement is not transferable or assignable by the undersigned;

(k) The use herein of the masculine pronouns or similar terms shall be deemed to include the feminine and neuter genders as well and the use of the singular pronouns shall be deemed to include the plural as well; and

(l) This Subscription Agreement constitutes the entire agreement of the parties hereto, and supersedes all prior understandings with respect to the subject matter hereof.

THE UNDERSIGNED ACKNOWLEDGES THAT THIS SUBSCRIPTION AGREEMENT CONSISTS OF 13 PAGES AND INCLUDES EXHIBITS A THROUGH J.

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

A.	SUBSCRIBER INFORMATION

Number of Units purchased          aggregate dollar amount of purchase $             .

B.	MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan, and date opened:

2.	☐	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for UGMA (State)

3.	☐	Community Property

4.	☐	Tenants in Common	9.	☐	Married with Separate Property

5.	☐	Corporation/Partnership/ Limited Liability Company	10.	☐	Keogh

6.	☐	IRA	11.	☐	Tenants by the Entirety

12.	Other

C.	TITLE

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE UNIT(S) IS TO BE HELD:

Subscription Agreement and

Investment Letter for Units of

Ratexchange Corporation

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the day of March 2003.

Name of Entity (if applicable): _________________________________________________________

Signature: ____________________________	Signature: ____________________________

Name: ____________________________	Name: ____________________________

Title (if applicable): _____________________________

Street Address: _____________________________

City: ______________________________	State: ____________	ZIP: ____________

Telephone: ( )

Social Security or Federal Tax ID Number: ________________________________________

Date of Organization (if applicable): _____________________________________________________

***DO NOT WRITE BELOW DOTTED LINE***

ACCEPTED ON BEHALF OF THE COMPANY:

RATEXCHANGE CORPORATION

BY:		No. of Units: _____________
	Name: D. Jonathan Merriman	Aggregate dollar amount
	Title: Chairman and CEO	of Purchase: $ _________

EXHIBIT B

TO

RATEXCHANGE CORPORATION

SUBSCRIPTION AGREEMENT

AND

INVESTMENT LETTER

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH LAWS, OR (2) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS IS AVAILABLE AND THE COMPANY HAS RECEIVED EITHER AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR OTHER EVIDENCE THAT IS SATISFACTORY TO THE COMPANY, WHICH EVIDENCE ESTABLISHES THAT ANY SUCH DISPOSITION WILL NOT VIOLATE THE SECURITIES ACT, SUCH LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

RateXchange Corporation

CLASS B WARRANT TO PURCHASE COMMON STOCK

                         Shares of Common Stock

Issued this 24th day of April 2003.

FOR VALUE RECEIVED, RATEXCHANGE CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Company”), promises to issue in the name of, and sell and deliver to                         , or its registered assigns (in each case, the “Holder”), a certificate or certificates for an aggregate of                          (                ) shares (the “B Warrant Shares”) of common stock, $0.0001 par value per share (“Common Stock”), upon compliance with the terms of this Class B Warrant (“B Warrant Agreement.”)

1.	Grant of Warrants.

The Company hereby grants to the Holder the right to purchase                          (                ) shares of Common Stock for a price equal to $0.30 per share (the “Exercise Price”). This B Warrant Agreement may be exercised, except as otherwise provided herein, in whole or in part at any time commencing upon the date of issuance and terminating at 5:00 P.M., New York time, on April 24, 2006, unless the closing sale price for the common stock of the Company has closed at or above $0.90 for ten consecutive trading days. At such time the Holder will receive 30 days notice upon which to exercise the warrant prior to its expiration. (the “Expiration Date”)

Common Stock Purchase Warrant (Series B)

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2.	Manner of Exercise.

This B Warrant Agreement may be exercised in whole or in part by its surrender, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office or at the office of its stock transfer agent, accompanied by payment in full in cash or by certified or official bank check to the order of the Company of the Exercise Price of the shares to be purchased. As soon as practicable, but in no event more than 15 days after the Holder has given the aforesaid written notice and made the aforesaid payment, the Company shall, without charging stock issue or transfer taxes to the Holder, issue or caused to be issued the number of shares of duly authorized Common Stock issuable upon such exercise, which shall be duly issued, fully paid and non-assessable, and shall deliver to the Holder a certificate or certificates therefor, registered in the Holder’s name. In the event of a partial exercise of this B Warrant Agreement, the Company shall also issue and deliver to the Holder a new B Warrant Agreement of like tenor, in the name of the Holder, for the exercise of the number of B Warrant Shares for which such B Warrant Agreement may still be exercised.

3.	Investment Representation.

The Holder acknowledges that this B Warrant Agreement, as well as, the B Warrant Shares for which this B Warrant Agreement may be exercised, have not been and, except as otherwise provided herein, will not be registered under the Securities Act of 1933 (the “Act”) or qualified under applicable state securities laws and that the transferability thereof is restricted by the registration provisions of the Act as well as such state laws. The Holder represents that he is acquiring the B Warrant Agreement and will acquire the B Warrant Shares for his own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring or disposing of them upon full compliance with all applicable provisions of the Act, the Securities Exchange Act of 1934 (the “Exchange Act”), the Rules and Regulations promulgated by the Securities and Exchange Commission (the “Commission”) thereunder, and any applicable state securities laws. The Holder further understands and agrees that (i) neither the B Warrant Agreement nor the B Warrant Shares may be sold unless they are subsequently registered under the Act and qualified under any applicable state securities laws or, in the opinion of the Company’s counsel, an exemption from such registration and qualification is available; (ii) any routine sales of the Company’s securities made in reliance upon Rule 144 promulgated by the Commission under the Act, can be effected only in the amounts set forth in and pursuant to the other terms and conditions, including applicable holding periods, of that Rule; and (iii) except as otherwise set forth herein, the Company is under no obligation to register the B Warrant Agreement or the B Warrant Shares on his behalf or to assist him in complying with any exemption from registration under the Act. The Holder agrees that each certificate representing any B Warrant Shares for which the B Warrant Agreement may be exercised will bear on its face a legend in substantially the following form:

These securities have not been registered under the Securities Act of 1933 or qualified under any state securities laws. They may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under that Act or qualification under applicable state securities laws without an opinion acceptable to counsel to the Company that such registration and qualification are not required.

Common Stock Purchase Warrant (Series B)

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4.	Holder Not Deemed Stockholder.

The Holder shall not, as holder of the B Warrant Agreement, be entitled to vote or to receive dividends, except as may be provided in Section 5 below, or be deemed the holder of Common Stock that may at any time be issuable upon exercise of the B Warrant Agreement for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as holder of the B Warrant Agreement, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until the Holder shall have exercised the B Warrant Agreement and been issued shares of Common Stock in accordance with the provisions hereof.

5.	Warrant Adjustments.

The Exercise Price and the number of shares purchasable upon exercise of the B Warrant Agreement shall be subject to adjustment with respect to events after the date hereof as follows:

(a) Subdivision or Combination of Shares. If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of B Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the B Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

(b) Dividends in Common Stock or Securities Convertible into Common Stock. If the Company declares a dividend or distribution on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this B Warrant Agreement may be exercised shall be increased, as of the record date for determining which

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holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the B Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

(c) Notice of Adjustment. Whenever the number of B Warrant Shares purchasable upon the exercise of the B Warrant Agreement or the Exercise Price of the B Warrant Shares is adjusted as provided herein, the Company shall mail to the Holder a notice of such adjustment or adjustments, prepared and signed by the Chief Executive Officer, Chief Financial Officer or Secretary of the Company, which sets forth the number of B Warrant Shares purchasable upon the exercise of the B Warrant Agreement and the Exercise Price of such B Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made. Upon an adjustment described herein, the Company may elect to issue a new B Warrant Agreement reflecting such adjustment, and if the Company so elects, the Holder will return this B Warrant Agreement to the Company in exchange for such new B Warrant Agreement.

(d) The provisions of this Section 3 are for the purpose of, and shall be interpreted to the effect that, upon any exercise of this B Warrant Agreement, the Holder shall be entitled to receive the same amount and kind of securities and other property that it would have been entitled to receive as the owner at all times subsequent to the date hereof of the number of shares of Common Stock issuable upon conversion of the B Warrant Shares purchased upon any such exercise.

(e) It is agreed and understood that no adjustments shall be made hereunder solely as a result of the issuance by the Company of: (i) Common Stock issued pursuant to any future public or private issuance of stock; or (ii) Common Stock issued upon the exercise of warrants or options granted by the Company.

(f) No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(g) Irrespective of any adjustment or change in the Exercise Price, or the number of shares of Common Stock actually purchasable under each B Warrant Agreement of like tenor, the B Warrant Agreement theretofore and thereafter issued may continue to express the Exercise Price per Share and the number of B Warrant Shares purchasable thereunder as the Exercise Price per Share and the number of B Warrant Shares purchasable were expressed on the B Warrant Agreement when initially issued.

Common Stock Purchase Warrant (Series B)

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6.	Fractional Shares.

If the number of B Warrant Shares purchasable upon the exercise of the B Warrant Agreement is adjusted pursuant to Section 5 hereof, the Company shall nevertheless not be required to issue fractions of shares upon exercise of the B Warrant Agreement or otherwise, or to distribute certificates that evidence fractional shares. Instead the Company will round any fractional share to the nearest share so that if the fraction is less than 0.5 no share shall be issued and if the fraction is 0.5 or higher the Company shall issue one full share

7.	Inclusion of B Warrant Shares in Registration Statement; Right to Registration.

(a) Holder’s Right to Registration. The Company shall file a registration statement on Form S-3 for the common stock that underlies the Class B Warrant Agreement with the Securities and Exchange Commission (the “Commission”) within 120 days of the closing of the financing and use its reasonable best efforts to have such registration statement declared effective. Should the Company fail to file a registration statement listing the Underlying Shares with the Commission within 90 days of the closing of the financing, the Holder shall be entitled to receive an additional B Warrant Agreement to purchase a number of shares of the Company’s common stock equal to ten (10%) percent of the aggregate number of Preferred Shares purchased by the Holder in this financing, with a term of three years, unless the closing sale price for the common stock of the Company has closed at or above $0.90 for ten consecutive trading days. At such time the Holder will receive 30 days notice upon which to exercise the warrant prior to its expiration. The exercise price shall be equal to the closing price of the Company’s common stock on the American Stock Exchange on the 90th day following the closing of this financing.

(b) “Piggyback” Registration Rights. If at any time after the date hereof, the Company proposes to file a Registration Statement under the Act with respect to any of its securities (except one relating to employee benefit plans or a merger or similar transaction), it shall give written notice of its intention to effect such filing to the Holder at least 30 days prior to filing such Registration Statement (the “Piggyback Registration Statement”). If the Holder’s Registerable Securities have not been previously registered as provided in Paragraph 7 (a) above, and he desires to include his Registerable Securities in the Piggyback Registration Statement, he shall notify the Company in writing within 15 days after receipt of such notice from the Company, in which event the Company shall include the Holder’s Registerable Securities in the Piggyback Registration Statement. If the Holder elects to include his Registerable Securities in the Piggyback Registration Statement as set forth herein, he shall, in a timely fashion, provide the Company and its counsel with such information and execute such documents as its counsel may reasonably require to prepare and process the Piggyback Registration Statement.

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(c) Copies of Registration Statements and Prospectuses. The Company will provide the Holder with a copy of the Demand Registration Statement or Piggyback Registration Statement, as the case may be, and any amendments thereto, and copies of the final prospectus included therein in such quantities as may reasonably be required to permit the Holder to sell his Registerable Securities after the Registration Statement or Piggyback Registration Statement, as the case may be, is declared effective by the Commission.

(d) The Company’s Obligation to Bear Expenses of Registration. The Company will bear all expenses (except underwriting discounts and commission, if any, and the legal fees and expenses, if any, of counsel to the Holder) necessary and incidental to the performance of its obligations under this Section 7.

(e) Indemnification. The Company and the Holder, if the Holder’s Registerable Securities are included in a Registration Statement pursuant to this Section 7, shall provide appropriate cross indemnities to each other covering the information supplied by the indemnifying party for inclusion in such Registration Statement.

(f) Restriction on Sale of Registerable Securities. The Holder agrees that as a condition for the Company registering the Registerable Securities as provided in Paragraph 7 (a), in the event that the Piggyback Registration Statement in which the Registerable Securities are included relates to an offering to be effected through or with the assistance of an underwriter, he will consent to restrict the sale of the Registerable Securities or reduce the number of Registerable Securities that may be included in such registration in accordance with the requirements of such underwriter.

(g) Cancellation of Registration Rights. Anything to the contrary notwithstanding, the Company shall not be required to register any Registerable Securities that, in the reasonable opinion of the Company’s counsel, may be sold pursuant to the exemption from registration provided by Section (k) of Rule 144 promulgated under the Act.

8.	Covenants of the Company.

The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of a B Warrant Agreement, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding B Warrant Agreement. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the B Warrant Agreement shall, at the time of delivery thereof, be duly and validly issued and fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

Common Stock Purchase Warrant (Series B)

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9.	Amendments.

This Agreement shall not be amended, modified or revoked except by agreement in writing, signed by the Company and the Holder.

10.	Governing Law.

The B Warrant Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Company has caused these B Warrant Agreement to be executed on its behalf by an officer thereunto duly authorized and the Holder has executed this Agreement as of April 24, 2003.

RateXchange Corporation

By:
	D. Jonathan Merriman,	Holder
Chief Executive Officer

SUBSCRIPTION FORM

To Be Executed by the Holder

in Order to Exercise B Warrants

The undersigned Holder hereby irrevocably elects to exercise the B Warrants, and to purchase              shares of Common Stock issuable upon the exercise thereof, and requests that certificates for such shares shall be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

_______________________________________________

_______________________________________________

_______________________________________________

[please print or type name and address]

to be delivered to

_______________________________________________

_______________________________________________

_______________________________________________

[please print or type name and address]

and if such number of shares of Common Stock shall not be all the shares issuable upon the exercise of the B Warrant Agreement, that a new B Warrant Agreement exercisable for the balance of the shares issuable upon the exercise of the B Warrant Agreement be delivered to the Holder at the address stated below.

Dated:	X

Address

Taxpayer Identification Number

[FORM OF ASSIGNMENT]

To be executed by the registered holder if such holder

desires to transfer the Warrant Certificate.

FOR VALUE RECEIVED                                                                                   hereby sells, assigns and transfers unto

__________________________________________________________________________________________________________

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other Identifying Number of Holder)

EXHIBIT C

TO

RATEXCHANGE CORPORATION

SUBSCRIPTION AGREEMENT

AND

INVESTMENT LETTER

Certificate Of Designation

Of Series B Convertible Preferred Stock

Ratexchange Corporation (the “Company”), organized and existing under the provisions of the General Corporation Law of the State of Delaware, does hereby certify that the Board of Directors of the Company adopted the following resolution on March 7, 2003:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “Board of Directors”) by the provisions of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), there hereby is created, out of the shares of Preferred Stock, par value $0.0001 per share, of the Company authorized in the Certificate of Incorporation (the “Preferred Stock”), which series shall have the following powers, designations, preferences and relative, participating, optional or other rights and the following qualifications, limitations and restrictions (in addition to the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock):

Section 1. Designation and Amount. The shares of such series shall be designated as “Series B Convertible Preferred Stock” (the “Series B Preferred Stock”) and the authorized number of shares constituting such series shall be 12,500,000, based upon the sale of 50 Units. However, the Company may sell additional Units if demand is present. The par value of the Series B Preferred Stock shall be $0.0001 per share.

Section 2. Dividend Provisions.

a. The holders of shares of Series B Preferred Stock shall be entitled to receive dividends at the rate of three percent (3%) per annum based on the number of shares of Series B Preferred Stock then held on the last day of each quarter of the Company’s fiscal year, beginning on June 30, 2003. The dividend will be paid in cash. Such dividends shall accrue and accumulate until paid.

b. Should the Securities and Exchange Commission fail to declare the Company’s Form S-3 Registration Statement effective on or before the 180th day after the Closing, the annual dividend rate payable to the holders on the Series B Preferred Stock will be increased from 3.00% to 9.00% for the period of time from the 181st day after Closing until the Company’s registration statement is declared effective. Upon the Securities and Exchange Commission declaring the registration statement effective, the annual dividend rate will return to 3.00%. Dividends will be paid quarterly in cash, regardless of which dividend rate is applied.

c. In the instance of Company’s failure to pay the holders of the Series B Preferred Stock the dividend due for two consecutive fiscal quarters, the holders of record of the Series B Preferred Stock shall be entitled to elect two (2) members of the Company’s Board of Directors at each annual election of directors, until such time as the class of Series B Preferred Stockholders hold less than 2,000,000 shares of unconverted Series B Preferred Stock.

Section 3. Redemption. The Series B Preferred Stock is not redeemable.

Section 4. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Company or any transfer agent for such stock, into an equal number of fully paid and nonassessable shares of common stock (the “Conversion Ratio”).

(b) Automatic Conversion. The Preferred Stock will automatically convert into an equal number of shares of common stock if the closing sale price for the common stock of the Company has closed at or above $0.60 for ten consecutive trading days.

(c) Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of common stock, under Section 4(a) or (b) above, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Company or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Company at its principal corporate office of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of common stock as of such date.

Section 5 Adjustments of Preferred Stock for Splits, Dividends and Combinations: The number of the Series B Preferred Stock shall be subject to adjustment from time to time as follows:

(a) Stock Splits or Dividends. In the event the Company should at any time or from time to time after the execution date of this certificate fix a record date for the effectuation of a split or subdivision of the outstanding shares of common stock or the determination of holders of common stock entitled to receive a dividend or other distribution payable in additional shares of common stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of common stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of common stock or the Common Stock Equivalents (including the additional shares of common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Ratio of the Series B Preferred Stock shall be appropriately adjusted so that the number of shares of common stock issuable on conversion of each share of such series shall be adjusted in proportion to such adjustment of the aggregate of shares of common stock outstanding and those issuable with respect to such Common Stock Equivalents.

(b) Combinations. If the number of shares of common stock outstanding at any time after the execution date of this certificate is decreased by a combination of the outstanding shares of common stock, then, following the record date of such combination, the Conversion Ratio for the Series B Preferred Stock shall be appropriately adjusted so that the number of shares of common stock issuable on conversion of each share of such series shall be adjusted in proportion to such decrease in outstanding shares.

(c) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

(d) No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon the conversion of any share or shares of the Series B Preferred Stock, and the number of shares of common stock to be issued shall be determined by rounding to the nearest whole share. Such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into common stock and such rounding shall apply to the number of shares of common stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Series B Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 6 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock and for paying the dividend pursuant to Section 2 hereof, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock and to pay all accumulated dividends.

Section 7. Voting Rights. The holder of each share of Series B Preferred Stock shall have the right to one vote for each share of common stock into which such share of Series B Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of common stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of the Company, and shall be entitled to vote, together with holders of common stock, with respect to any question upon which holders of common stock have the right to vote. Fractional votes shall not; however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

Section 8. Status of Converted Stock. In the event any shares of Series B Preferred Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be canceled and shall not be issuable by the Company.

This Certificate of Designation has been signed by the Chairman and Chief Executive Officer of the Company on this 3rd day of April 2003.

Chairman and Chief Executive Officer

EXHIBIT D

TO

RATEXCHANGE CORPORATION

SUBSCRIPTION AGREEMENT

AND

INVESTMENT LETTER

Registration Rights Agreement

AGREEMENT dated as of April 24, 2003 between Ratexchange Corporation, a Delaware corporation (with its successors and assigns, the “Issuer”), and each person or entity listed on the signature pages hereof (each, with its successors, a “Subscriber”).

WHEREAS, pursuant to the Subscription Agreement and Investment Letter dated April 24, 2003, the Issuer is issuing, on the date hereof, to each of the Subscribers a certain number of shares of the Issuer’s Series C Preferred Stock, convertible into the Issuer’s common stock and a Class B Warrant to purchase shares of the Issuer’s common stock (the “Convertible Securities”);

WHEREAS, the Issuer wishes to agree that the Subscribers will have the right to participate in certain registrations of the Issuer’s common stock pursuant to the Securities Act of 1933;

NOW, THEREFORE the parties agree as follows:

1. Definitions

1.1 Standard Definitions. The following terms, when capitalized, are used herein with the following meanings:

“Covered Shares” means the common stock of the Issuer that is issuable or issued upon conversion or exercise of the Convertible Securities.

“Majority Subscribers” means Subscribers that own, at the time of determination, in the aggregate, not less than 51% of the total number of Covered Shares then owned by all of the Subscribers.

“1933 Act” means the Securities Act of 1933 and the rules and regulations issued thereunder, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934 and the rules and regulations issued thereunder, as amended from time to time.

“Other Seller of Stock of Issuer” means, if a Subscriber’s Covered Shares are Registered pursuant to this Agreement, each other holder (not including the Issuer itself) of securities of the Issuer that are sold as part of the same offering of the Issuer’s securities.

To “Register” any securities means to effect the registration of such securities by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document. The words “Registered” and “Registration” have corresponding meanings.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission under the 1933 Act and any successor rule to substantially the same effect, in each case as amended from time.

2. Registration Rights

2.1 Mandatory Registration. The Issuer shall file a registration statement on Form S-3 for the common stock that underlies the Series C Convertible Preferred stock and Class B Warrants (collectively, the “Covered Shares”) with the Securities and Exchange Commission (the “Commission”) within 90 days of the closing of the financing and use its reasonable best efforts to have such registration statement declared effective. The Issuer will also grant the Subscribers certain “piggyback” registration rights with respect to these securities. Should the Issuer fail to file a registration statement listing the Covered Shares with the Commission within 90 days of the closing of the financing, the Subscriber shall be entitled to receive a Class B Warrant to purchase a number of shares of the Issuer’s common stock equal to ten (10%) percent of the aggregate number of Series C Preferred Shares purchased by the Subscriber in this financing, with a term of three years and an exercise price equal to the closing price of the Issuer’s common stock on the American Stock Exchange on the 90th day following the closing of this financing.

Should the Commission fail to declare the Issuer’s Form S-3 Registration Statement effective on or before the 180th day after the Closing, the annual dividend rate payable on the Series C Preferred Stock will be increased from 3.00% to 9.00% for the period of time from the 181st day after Closing until the Issuer’s registration statement is declared effective. Upon the Commission declaring the registration statement effective, the annual dividend rate will return to 3.00%. Dividends will be paid quarterly in cash, regardless of which dividend rate is applied.

2.2 Piggyback Registration. If the Issuer proposes to Register any of its common stock (other than a Registration (a) relating to the sale of securities to employees of the Issuer pursuant to a stock option, stock purchase or similar plan which is Registered on Form S-8 or otherwise, (b) relating to an exchange offer or offering of securities solely to the Issuer’s existing security holders, (c) relating to a Rule 145 transaction or (d) on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Covered Shares owned by the Subscribers), the Issuer shall cause to be Registered all of the Covered Shares of each Subscriber and (ii) to cause such Covered Shares to be registered and qualified under the securities or Blue Sky laws of such states in which the other shares included in such public offering are generally registered and qualified, provided that such Subscriber has provided to the Issuer such information regarding itself and the disposition of the Covered Shares as is required to effect such Registration, registration and qualification.

2.3 Actions on Registration. Whenever required by this Agreement to effect the Registration of any Covered Shares, the Issuer will, as expeditiously as reasonably possible, furnish to the Subscribers such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Subscribers may reasonably request in order to facilitate the disposition of such shares.

2.4 Expenses of Registration. The Issuer shall bear the costs and expenses of any Registration pursuant to this Agreement, including without limitation all registration, filing and qualification fees, printers’ and accounting fees relating thereto.

2.5 Indemnification.

(a) The Issuer agrees to indemnify and hold harmless each Subscriber from and against any and all losses, claims, damages and liabilities (each, a “Loss”) under the 1933 Act, the 1934 Act and the state laws of the state or states in which the Issuer registers or qualifies the Covered Shares, and reasonable fees and expenses of counsel in connection therewith, insofar as such Losses are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Covered Shares (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto), (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Issuer of the 1993 Act, the 1934 Act, the laws of any state in which the Issuer registers or qualifies the Covered Shares, or any rules or regulations promulgated thereunder, provided that no Subscriber is entitled to indemnification under this Section for any Loss:

(i) arising from any untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Issuer by or on behalf of such Subscriber expressly for use in connection with such registration;

(ii) arising in connection with any preliminary prospectus, if the person or entity asserting any such Loss was not provided with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Loss; or

(iii) under any settlement effected without the consent of the Issuer, which consent shall not unreasonably be withheld.

(b) Each Subscriber severally agrees to indemnify and hold harmless the Issuer, its officers, directors and agents, and each person or entity, if any, who controls the Issuer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all Losses under the 1933 Act, the 1934 Act or applicable state law, and reasonable fees and expenses of counsel in connection therewith, insofar as such Losses are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to a distribution of the Issuer’s common stock in which such Subscriber is a selling Subscriber (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent such untrue statement or omission or alleged untrue statement or omission is based upon information furnished to the Issuer in writing by or on behalf of such Subscriber concerning such Subscriber expressly for use in connection with such registration.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person or entity in respect of which indemnity may be sought pursuant to this Section, such person or entity (an “Indemnitee”) shall promptly notify each person or entity against whom such indemnity may be sought (an “Indemnitor”) in writing and the Indemnitors (all, jointly, or one or more of them, pursuant to an agreement among such Indemnitors) shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnitee, and shall assume the payment of all fees and expenses. In any such proceeding, each Indemnitee shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee. It is understood that no Indemnitor shall, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnitees, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnitor shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnitor shall indemnify and hold harmless such Indemnitees from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 2.5 is, as a matter of applicable law, unavailable to an Indemnitee on account of any Loss, then each Indemnitor, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee on account of such Loss (and fees and expenses of counsel) in such proportion as is appropriate to reflect the relative fault of the parties in connection with the statements or omissions that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement or omission or alleged omission relates to information supplied by the Issuer or a Subscriber, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer and each Subscriber agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above.

2.6 No Delay of Registration. Each Subscriber hereby irrevocably waives and covenants not to assert any right such Subscriber might have to obtain or seek an injunction, administrative order or other action restraining or otherwise delaying the Registration of securities of the Issuer in connection with any controversy that may arise with respect to the interpretation and enforcement of this Agreement.

2.7 Rule 144. To the extent necessary to make available to the Subscribers the benefits of Rule 144, the Issuer will:

(i) make and keep public information available as required by Rule 144;

(ii) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Issuer under the 1934 Act; and

(iii) furnish to any Subscriber upon request (x) a written statement by the Issuer that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-1 or Form S-3; (y) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents as the Issuer has filed pursuant to the 1933 Act or the 1934 Act; and (z) such other information as may be reasonably requested by a Subscriber to permit it to sell Covered Shares without the requirement of Registration, pursuant to Rule 144.

3. Miscellaneous

3.1 Notices. All notices and other communications hereunder shall be in writing (including facsimile transmission), and shall be given to each party at the address or telecopier number set forth under its name on the signature page hereof, or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other. Each such notice or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (b) otherwise, when delivered at the address or received at the telecopier number specified in this Section.

3.2 Amendment; No Waivers; Integration. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Issuer and the Majority Subscribers or, in the case of a waiver, by the party against whom the waiver is to be effective (or, in the case of waiver that is to be effective against any Subscriber, by the Majority Subscribers). This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among any of the parties with respect to the subject matter of this Agreement.

3.3 Assignment.

(a) Except as expressly set forth in this Section 3.3, no party hereto may assign, delegate or otherwise transfer any of its obligations or rights under this Agreement.

(b) A Subscriber’s rights to cause the Issuer to register Covered Shares pursuant to this Agreement may be assigned (but only with all related obligations) by a Subscriber to a “Qualified Transferee” as defined below (who shall thereafter be deemed a “Subscriber” under this Agreement) if, but only if, all of the following conditions are satisfied;

(i) the Subscriber provides the Issuer with advance written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;

(ii) the Subscriber satisfies the Issuer to its reasonable satisfaction that the transfer of Covered Shares to the Qualified Transferee satisfies all requirements of the 1933 Act and the 1934 Act and the regulations promulgated thereunder, and that there is no legal restriction on the Issuer’s recording such transfer on the records of the Issuer;

(iii) the Qualified Transferee completes all investor questionnaires or similar documents reasonably requested by the Issuer with respect to the foregoing;

(iv) the Qualified Transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.5; and

(v) the Issuer gives its consent, which will not be unreasonably withheld.

(c) A “Qualified Transferee” is (i) a direct or indirect member or Subscriber of a Subscriber that initially holds such Shares as a limited liability company or corporation, (ii) any family member or trust for the benefit of a Subscriber that is a natural person, or (iii) any transferee or assignee who after giving effect to such transfer holds not less than two hundred fifty thousand (250,000) Covered Shares.

3.4 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Each party submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of California and of any California state court sitting in the City and County of San Francisco for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party irrevocably waives any objection that it may now or hereafter have to the laying of venue in any proceeding brought in such a court, and any claim that any such proceeding was brought in an inconvenient forum.

3.5 Headings. The headings and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

3.6 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective only when each party hereto shall have received (including without limitation by facsimile transmission) a counterpart hereof signed by each other party hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Ratexchange Corporation

By
D. Jonathan Merriman Chairman and Chief Executive Officer

Address for Notices:
100 Pine Street, Suite 500
San Francisco, CA 94111 Facsimile: (415) 274-5651

Investor

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Title, if applicable